Fees Summary	Aug. 28, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 17,850,000.00
Previously Paid Amount	2,259.97
Total Fee Amount	2,732.83
Total Offset Amount	0.00
Net Fee	$ 472.86